Exhibit 99.1

JGWPT Reports Second Quarter TRB of $288 Million; Adjusted Net Income Increases to $17 Million

RADNOR, Pa.—(BUSINESS WIRE)—8.14.14 — JGWPT Holdings Inc. (“JGWPT” or the “Company”) (NYSE:JGW), a leading purchaser of structured settlement payments, annuity payments, lottery payments and other receivables through its J.G. Wentworth and Peachtree brands, today reports financial results for the second quarter of 2014. “We look forward to capitalizing on the strong results for the second quarter by leveraging our capabilities to strengthen our core business for future growth and diversification,” said Stewart A. Stockdale, Chief Executive Officer, JGWPT Holdings Inc.

The following are highlights from the second quarter results:

Second Quarter Highlights

•                  Total Receivables Balance, or TRB, purchases were $287.7 million, as compared to $294.8 million in the second quarter of 2013 and $260.6 million in the first quarter of 2014.

•                  Adjusted Net Income*, or ANI, increased to $17.2 million, as compared to $10.5 million in the second quarter of 2013 and $10.1 million in the first quarter of 2014, driven primarily by lower cost of funds.

•                  Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the loss on swap termination*, was $58.0 million in the second quarter, as compared to $52.3 million in the second quarter of 2013 and $51.8 million in the first quarter of 2014.  The second quarter 2014 unrealized gain includes approximately $2 million related to the purchase of an asset portfolio.

•                  Revenues were $123.5 million, an increase of 85.2% from revenues of $66.7 million in the second quarter of 2013, due primarily to the impact of decreasing cost of funds on unrealized gains on VIE and other finance receivables, long-term debt and derivatives.

•                  Net income increased to $21.7 million, as compared to a loss of $21.6 million in the second quarter of 2013, due primarily to decreasing cost of funds.

John Schwab, JGWPT’s Chief Financial Officer, said, “The second quarter results reflect the sequential improvement in our TRB as well as adjusted net income and our continued focus on cost control.  In addition, subsequent to quarter-end, we successfully completed our 2014-2 securitization which further strengthens our balance sheet.”

*Results for the three and six month periods ended June 30, 2014 and 2013, as well as our reconciliation of non-GAAP measures, and historic financial information from 2013 to the present, are included in the accompanying financial information.

About JGWPT Holdings Inc.

JGWPT focuses on key sectors, including structured settlement payment purchasing, annuity payment purchasing, lottery payment purchasing and pre-settlement funding. Through our two market-leading and highly recognizable brands, J.G. Wentworth and Peachtree Financial Solutions, we purchase future structured settlement payment streams from our customers.  For more information about JGWPT, visit www.jgwpt.com or use the contact information provided below.

Conference Call and Webcast

Management will host a webcast to discuss the second quarter 2014 financial results today, August 14, 2014, at 10:00 AM Eastern time. The webcast will include remarks from JGWPT’s Chief Executive Officer, Stewart Stockdale, and Chief Financial Officer, John Schwab. A webcast of the conference call will be available live on the Investor Relations section of the Company’s website:

JGWPT Holdings Inc. Second Quarter 2014 Financial Results Webcast

Interested parties unable to access the conference call via the webcast may dial (877) 201-0168 and reference conference ID 79341678.  A playback of the call is available until August 21, 2014 at (855) 859-2056 with conference ID 79341678.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as ‘‘plans,’’ ‘‘expects,’’ or ‘‘does expect,’’ ‘‘budget,’’ ‘‘forecasts,’’ ‘‘anticipates,’’ or ‘‘does not anticipate,’’ ‘‘believes,’’ ‘‘intends,’’ and similar expressions or statements that certain actions, events or results ‘‘may,’’ ‘‘could,’’ ‘‘would,’’ ‘‘might,’’ or ‘‘will,’’ be taken, occur or be achieved.  Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements.  Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, these risks and uncertainties include, among other things:  our ability to continue to purchase structured settlement payments and other assets; our ability to complete future securitizations or other financings on beneficial terms; availability of or increases in the cost of our financing sources relative to our purchase discount rate; our dependence on the opinions of certain rating agencies; our dependence on outside parties to conduct our transactions including the court system, insurance companies, outside counsel, delivery services and notaries; our dependence on the effectiveness of our direct response marketing; the compression of the yield spread between the price we pay for and the price at which we sell assets; changes in tax or accounting policies or changes in interpretation of those policies as applicable to our business; the lack of an established market for the subordinated interest in the receivables that we retain after a securitization is executed; our exposure to underwriting risk; our ability to remain in compliance with the terms of our substantial indebtedness; changes in existing state laws governing the transfer of structured settlement payments or the interpretation thereof; the insolvency or downgrade of a material number of structured settlement issuers; changes in current tax law relating to the tax treatment of structured settlements; changes to state or federal, licensing and regulatory regimes; the impact of the March 2014 Consumer Financial Protection Bureau inquiry and any findings or regulations it issues as related to us, our industries, or products or in general; adverse judicial developments; potential litigation and regulatory proceedings; unfavorable press reports about our business model; our access to personally identifiable confidential information of current and prospective customers and the improper use or failure to protect that information; the public disclosure of the identities of structured settlement holders; our business model being susceptible to litigation; our dependence on a small number of key personnel; our ability to successfully enter new lines of business and broaden the scope of our business; changes in our expectations regarding the likelihood, timing or terms of any potential acquisitions described herein; our computer systems being subject to security and privacy breaches; and infringement of our trademarks or service marks.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Condensed Consolidated Balance Sheets

(In thousands, except for shares and per share data)

	June 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$35,412	$39,061
Restricted cash and investments	112,499	109,338
VIE finance receivables, at fair market value	4,208,144	3,818,704
Other finance receivables, at fair market value	79,581	51,945
VIE finance receivables, net of allowances for losses of $7,143 and $6,443, respectively	116,147	117,826
Other finance receivables, net of allowances for losses of $1,841 and $1,899, respectively	18,892	15,166
Notes receivable, at fair market value	—	5,610
Other receivables, net of allowances for losses of $252 and $243, respectively	12,748	13,529
Fixed assets, net of accumulated depreciation of $5,108 and $4,544, respectively	3,581	3,112
Intangible assets, net of accumulated amortization of $19,166 and $17,781, respectively	46,493	47,878
Goodwill	84,993	84,993
Marketable securities	115,981	121,954
Deferred tax assets, net	—	1,830
Other assets	37,312	41,151
Total Assets	$4,871,783	$4,472,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$9,127	$3,903
Accrued expenses	14,131	21,181
Accrued interest	16,483	14,485
VIE derivative liabilities, at fair market value	74,542	70,296
VIE borrowings under revolving credit facilities and other similar borrowings	73,767	41,274
VIE long-term debt	184,676	150,802
VIE long-term debt issued by securitization and permanent financing trusts, at fair market value	3,698,500	3,431,283
Term loan payable	435,683	434,184
Other liabilities	7,551	7,646
Deferred tax liabilities, net	13,625	1,707
Installment obligations payable	115,981	121,954
Total Liabilities	$4,644,066	$4,298,715

Class A common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at June 30, 2014 - 12,885,225 and 12,793,276; December 31, 2013 - 11,220,358 and 11,216,429	—	—
Class B common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at June 30, 2014 - 12,266,967; December 31, 2013 - 14,001,583 and 13,984,065	—	—
Class C common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at June 30, 2014 and December 31, 2013 - 0	—	—
Additional paid-in-capital	81,796	70,236
Retained earnings (accumulated deficit)	9,713	(5,577)
Accumulated other comprehensive income	—	612
	$91,509	$65,271
Less: Treasury stock at cost; purchased at June 30, 2014 - 91,949; December 31, 2013 - 3,929	(139)	—
Total stockholders’ equity, JGWPT Holdings Inc.	91,370	65,271
Non-controlling interests	136,347	108,111
Total Stockholders’ Equity	$227,717	$173,382
Total Liabilities and Stockholders’ Equity	$4,871,783	$4,472,097

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Condensed Consolidated Statements of Operations - Unaudited

(In thousands, except for shares and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
REVENUES
Interest income	$46,638	$37,943	$94,460	$80,582
Unrealized gains on VIE and other finance receivables, long-term debt, and derivatives	70,317	30,245	157,628	163,843
Loss on swap terminations, net	—	—	(574)	(174)
Servicing, broker, and other fees	1,030	1,423	2,172	2,536
Realized and unrealized gains (losses) on marketable securities, net	3,467	(1,080)	4,356	4,997
Realized gain (loss) on notes receivable, at fair value	2,098	(1,862)	2,098	(1,862)
Other	(62)	(8)	(62)	(53)
Total Revenues	$123,488	$66,661	$260,078	$249,869

EXPENSES
Advertising	$16,432	$17,349	$33,925	$33,803
Interest expense	50,700	43,346	101,930	85,970
Compensation and benefits	10,483	11,551	19,769	23,396
General and administrative	4,613	6,226	9,083	10,361
Professional and consulting	5,518	4,975	8,962	9,098
Debt issuance	19	44	3,020	3,072
Securitization debt maintenance	1,564	1,544	3,121	2,984
Provision for losses on finance receivables	1,127	1,587	2,218	2,683
Depreciation and amortization	1,121	1,386	2,202	2,763
Installment obligations expense (income), net	4,122	(231)	5,614	6,519
Total Expenses	$95,699	$87,777	$189,844	$180,649

Income (loss) before income taxes	$27,789	$(21,116)	$70,234	$69,220
Provision for income taxes	6,081	524	13,993	1,155
Net Income (Loss)	21,708	$(21,640)	56,241	$68,065
Less: Net income attributable to non-controlling interests	15,440		40,951
Net Income Attributable to JGWPT Holdings Inc.	$6,268		$15,290

Weighted average shares of Class A common stock outstanding:

Basic	12,559,957	12,104,172
Diluted	12,562,042	12,105,548

Net income per share attributable to stockholders of Class A common stock of JGWPT Holdings Inc.

Basic	$0.50	$1.26
Diluted	$0.50	$1.26

ANI Bridge - Unaudited

J.G. Wentworth, LLC and Subsidiaries

Reconciliation of Net Income to Adjusted Net Income

We use Adjusted Net Income (a non-GAAP financial measure) as a measure of our results from operations, which we define as our net income under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes and the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use Adjusted Net Income to measure our overall performance because we believe it represents the best measure of our operating performance, as the operations of the variable interest entities do not impact business performance. In addition, the add-backs described above are consistent with adjustments permitted under our Term Loan agreement.  You should not consider Adjusted Net Income in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net Income may not be comparable to other similarly titled measures of other companies.

A reconciliation of Net Income to Adjusted Net Income for the three and six months ended June 30, 2014 and 2013 is provided below.  Certain prior year numbers have been reclassified to conform with current year presentation.

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net Income (Loss)	$21,708	$(21,640)	$56,241	$68,065

Adjustments to reflect deconsolidation of securitizations:
Elimination of unrealized gain/loss on finance receivables, long-term debt and derivatives from post securitization due to changes in interest rates	(12,366)	22,036	(47,257)	(46,661)
Elimination of interest income from securitized finance receivables permanent financing trusts	(42,041)	(32,843)	(85,344)	(69,750)
Interest income on retained interests in finance receivables	5,001	4,570	9,970	9,125
Servicing income on securitized finance receivables	1,242	1,416	2,500	2,857
Elimination of interest expense on long-term debt related to securitization and permanent financing trusts	36,213	27,598	73,498	57,955
Professional fees relating to securitizations	1,564	1,575	3,121	3,024

Other adjustments:
Share based compensation	798	441	1,300	1,070
Income tax provision	6,081	524	13,993	1,155
Severance, M & A, and consulting expenses	376	4,985	675	5,349
Other non-recurring items	(1,401)	1,862	(1,401)	1,862
Adjusted Net Income	$17,175	$10,524	$27,296	$34,051

Other Data:

Securitized Product Total Receivables Balance (TRB) Purchases (1)	$252,544	$246,895	$476,051	$477,600
Life Contingent Purchases	28,185	42,878	58,012	77,100
Presettlement Fundings	6,977	5,073	14,224	10,517
Total TRB Purchases	$287,706	$294,846	$548,287	$565,217
Adjusted Net Income	$17,175	$10,524	$27,296	$34,051

Adjusted Net Income TRB Margin (2)	5.97%	3.57%	4.98%	6.02%

Company retained interests in finance receivables at fair market value	$294,637	$234,918

(1) Securitized product TRB purchases includes purchases during the period of assets that are expected to be securitized (guaranteed structured settlements, annuities, and lottery payment streams).

(2) Adjusted Net Income TRB Margin is Adjusted Net Income divided by Total TRB Purchases during the period.

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	Q2 2014	to reflect	Income on	Share		M&A	Associated with	Other	Q2 2014
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$46,638	$(42,041)	$5,001				$(655)	$6	$8,949
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	70,317	(12,366)							57,951
Loss on swap terminations, net	—								—
Servicing, broker, and other fees	1,030	1,242							2,272
Realized and unrealized gains on marketable securities, net	3,467						(3,467)		—
Realized gain on notes receivable, at fair value	2,098							(2,098)	—
Other	(62)								(62)
Total Revenues	$123,488	$(53,165)	$5,001	$—	$—	$—	$(4,122)	$(2,092)	$69,110

EXPENSES
Advertising	$16,432								$16,432
Interest expense	50,700	(36,213)							14,487
Compensation and benefits	10,483			(798)		(86)			9,599
General and administrative	4,613					86			4,699
Professional and consulting	5,518					(376)		(691)	4,451
Debt issuance	19								19
Securitization debt maintenance	1,564	(1,564)							—
Provision for losses on finance receivables	1,127								1,127
Depreciation and amortization	1,121								1,121
Installment obligations expense, net	4,122						(4,122)		—
Total Expenses	$95,699	$(37,777)	$—	$(798)	$—	$(376)	$(4,122)	$(691)	$51,935

Income before taxes	$27,789	$(15,388)	$5,001	$798	$—	$376	$—	$(1,401)	$17,175
Provision for income taxes	6,081				(6,081)				—

Net Income	$21,708	$(15,388)	$5,001	$798	$6,081	$376	$—	$(1,401)	$17,175

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	Q2 2013	to reflect	Income on	Share		M&A	Associated with	Other	Q2 2013
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$37,943	$(32,843)	$4,570				$(849)		$8,821
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	30,245	22,036							52,281
Loss on swap terminations, net	—								—
Servicing, broker, and other fees	1,423	1,416							2,839
Realized and unrealized losses on marketable securities, net	(1,080)						1,080		—
Realized loss on notes receivable, at fair value	(1,862)							1,862	—
Other	(8)								(8)
Total Revenues	$66,661	$(9,391)	$4,570	$—	$—	$—	$231	$1,862	$63,933

EXPENSES
Advertising	$17,349								$17,349
Interest expense	43,346	(27,598)							15,748
Compensation and benefits	11,551			(441)		(2,590)			8,520
General and administrative	6,226					(373)			5,853
Professional and consulting	4,975	(31)				(2,022)			2,922
Debt issuance	44								44
Securitization debt maintenance	1,544	(1,544)							—
Provision for losses on finance receivables	1,587								1,587
Depreciation and amortization	1,386								1,386
Installment obligations expense, net	(231)						231		—
Total Expenses	$87,777	$(29,173)	$—	$(441)	$—	$(4,985)	$231	$—	$53,409

Income before taxes	$(21,116)	$19,782	$4,570	$441	$—	$4,985	$—	$1,862	$10,524
Provision for income taxes	524				(524)				—

Net Income	$(21,640)	$19,782	$4,570	$441	$524	$4,985	$—	$1,862	$10,524

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	YTD 2014	to reflect	Income on	Share		M&A	Associated with	Other	YTD 2014
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$94,460	$(85,344)	$9,970				$(1,258)	$6	$17,834
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	157,628	(47,257)							110,371
Loss on swap terminations, net	(574)								(574)
Servicing, broker, and other fees	2,172	2,500							4,672
Realized and unrealized gains on marketable securities, net	4,356						(4,356)		—
Realized gain on notes receivable, at fair value	2,098							(2,098)
Other	(62)								(62)
Total Revenues	$260,078	$(130,101)	$9,970	$—	$—	$—	$(5,614)	$(2,092)	$132,241

EXPENSES
Advertising	$33,925								$33,925
Interest expense	101,930	(73,498)							28,432
Compensation and benefits	19,769			(1,300)		(113)			18,356
General and administrative	9,083					86			9,169
Professional and consulting	8,962					(648)		(691)	7,623
Debt issuance	3,020								3,020
Securitization debt maintenance	3,121	(3,121)							—
Provision for losses on finance receivables	2,218								2,218
Depreciation and amortization	2,202								2,202
Installment obligations expense, net	5,614						(5,614)		—
Total Expenses	$189,844	$(76,619)	$—	$(1,300)	$—	$(675)	$(5,614)	$(691)	$104,945

Income before taxes	$70,234	$(53,482)	$9,970	$1,300	$—	$675	$—	$(1,401)	$27,296
Provision for income taxes	13,993				(13,993)				—

Net Income	$56,241	$(53,482)	$9,970	$1,300	$13,993	$675	$—	$(1,401)	$27,296

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	YTD 2013	to reflect	Income on	Share		M&A	Associated with	Other	YTD 2013
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$80,582	$(69,750)	$9,125				$(1,522)		$18,435
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	163,843	(46,661)							117,182
Loss on swap terminations, net	(174)								(174)
Servicing, broker, and other fees	2,536	2,857							5,393
Realized and unrealized gains on marketable securities, net	4,997						(4,997)		—
Realized loss on notes receivable, at fair value	(1,862)							1,862	—
Other	(53)								(53)
Total Revenues	$249,869	$(113,554)	$9,125	$—	$—	$—	$(6,519)	$1,862	$140,783

EXPENSES
Advertising	$33,803								$33,803
Interest expense	85,970	(57,955)							28,015
Compensation and benefits	23,396			(1,070)		(2,692)			19,634
General and administrative	10,361					(610)			9,751
Professional and consulting	9,098	(40)				(2,047)			7,011
Debt issuance	3,072								3,072
Securitization debt maintenance	2,984	(2,984)							—
Provision for losses on finance receivables	2,683	—							2,683
Depreciation and amortization	2,763								2,763
Installment obligations expense, net	6,519						(6,519)		—
Total Expenses	$180,649	$(60,979)	$—	$(1,070)	$—	$(5,349)	$(6,519)	$—	$106,732

Income before taxes	$69,220	$(52,575)	$9,125	$1,070	$—	$5,349	$—	$1,862	$34,051
Provision for income taxes	1,155				(1,155)				—

Net Income	$68,065	$(52,575)	$9,125	$1,070	$1,155	$5,349	$—	$1,862	$34,051

JGWPT Holdings Inc.

Unaudited

(In thousands, except shares and per share data)

	Private			Public
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
TRB:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$230,705	$246,895	$254,376	$214,437	$223,507	$252,544
Life Contingent Purchases	34,222	42,878	40,165	39,054	29,827	28,185
Presettlement Fundings	5,444	5,073	4,785	6,997	7,247	6,977
Total	$270,371	$294,846	$299,326	$260,488	$260,581	$287,706

ANI Basis:
Total Revenue	$76,850	$63,933	$60,343	$71,603	$63,131	$69,110
Total Expenses	$53,323	$53,409	$58,944	$60,439	$53,010	$51,935
ANI	$23,527	$10,524	$1,399	$11,164	$10,121	$17,175
ANI Margin (2)	30.6%	16.5%	2.3%	15.6%	16.0%	24.9%
ANI TRB Margin (3)	8.7%	3.6%	0.5%	4.3%	3.9%	6.0%

Spread Revenue (4)	$64,727	$52,281	$48,998	$44,637	$51,846	$57,951
TRB Spread Margin (5)	24.4%	18.0%	16.6%	17.6%	20.5%	20.6%

GAAP Basis:
Revenue	$183,208	$66,661	$103,138	$106,556	$136,590	$123,488
Expenses	$93,503	$88,301	$104,023	$111,918	$102,057	$101,780
Net Income (Loss)	$89,705	$(21,640)	$(885)	$(5,362)	$34,533	$21,708
Net Income (Loss) Attributable to JGWPT Holdings Inc.				$(5,577)	$9,022	$6,268

Weighted Average Diluted Shares				10,395,574	11,642,283	12,562,042
All-in Shares (6)				14,967,315	29,556,961	29,507,944

Diluted EPS				$(0.54)	$0.77	$0.50
ANI EPS based on All-in Shares (7)				$0.75	$0.34	$0.58

Residual Asset Balance	$249,345	$234,918	$239,770	$239,591	$280,208	$294,637
Residual Loan Balance	$70,000	$70,000	$69,560	$68,785	$67,989	$107,540

10-Year Swap Rate	2.01%	2.70%	2.77%	3.09%	2.84%	2.63%

Term Loan Interest Expense	$7,673	$12,287	$14,595	$13,457	$9,917	$10,020
ANI Interest Expense	$12,267	$15,748	$18,497	$18,298	$13,945	$14,487

(1) Securitized product TRB purchases includes purchases during the period of assets that will be securitized (guaranteed structured settlements, annuities, and lottery payment streams)

(2) ANI Margin is defined as ANI / ANI Total Revenue

(3) ANI TRB Margin is defined as ANI / Total TRB

(4) Spread Revenue is defined as Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the loss on swap termination

(5) TRB Spread Margin is defined as Spread Revenue / (the sum of Securitized Product TRB Purchases + Life Contingent Purchases)

(6) Represents the weighted average number of outstanding shares of Class A common stock if all Common Interests in JGWPT Holdings, LLC were exchanged.

(7) ANI EPS based on All-in Shares is defined as ANI / All-in Shares

Source: JGWPT Holdings Inc.

Investor Relations:

Jennifer Gambol

866-386-3853

investor@jgwpt.com

Media Inquiries:

866-386-3853

media@jgwpt.com

or

Makovsky for JGWPT Holdings Inc.

Michael Goodwin, 212-508-9639

mgoodwin@makovsky.com